Exhibit 23.1


           CONSENT OF LARRY O'DONNELL, CPA, P.C., INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) of Telecommunication Products, Inc. and in the related Prospectuses, of our report dated March 25, 2002, with respect to the consolidated financial statements of Interleisure, S.A., included in this Current Report (Form 8-K/A) of Telecommunication Products, Inc.

                                          /s/ Larrry O'Donnell, CPA, P.C.
                                          -------------------------------
                                          Larry O'Donnell, CPA, P.C.

Aurora, Colorado
April 10, 2002